                                                                   REDACTED COPY
                                                                   EXHIBIT 10.10


                            COMPOSITE AND CONFORMED
                        MASTER DISTRIBUTION AGREEMENT+
                                    BETWEEN
                               SYSCO CORPORATION
                                      AND
                 ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.


This Composite and Conformed Master Distribution Agreement contains all of the operative terms and conditions of that certain Master Distribution Agreement dated January 2, 1992 (the "Original Agreement") by and between Sysco Corporation and ARAMARK Food and Support Services Group, Inc., assignee of ARA Marketing Services Group, Inc., as amended by the following: (1) a certain Amendment Agreement dated May 26, 1994, (2) a certain Ancillary Agreement dated as of May 26, 1994, (3) a certain Amendment No. 1 to Ancillary Agreement and Master Distribution Agreement dated as of June 29, 1996, (4) a certain Amendment No. 2 to Master Distribution Agreement dated February 7, 1997, (5) a certain Amendment No. 3 to Master Distribution Agreement dated as of September 1, 1998, and (6) a certain letter amendment dated August 29, 2001.

Terms and conditions in the Original Agreement, or in any Amendments, which are no longer operative have been identified as "[Superseded.]"

For consistency, the defined term "ARAMARK" is used to refer to ARAMARK Food and Support Services Group, Inc. and ARA Marketing Services Group, Inc.
--------------
+ Certain portions omitted based on a request for confidential treatment and separately filed with the Commission under an application for confidential treatment.

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                               TABLE OF CONTENTS
                               -----------------

I.     SCOPE OF AGREEMENT AND DESIGNATION OF DISTRIBUTORS
A.     Scope of Agreement
B.     Designation of Distributors
C.     Distributor Status
II.    PRODUCT CATEGORIES
III.   SERVICE
IV.    DELIVERY
V.     DATA PROCESSING AND REPORT SCHEDULES
VI.    ORDERING PROCEDURES
VII.   TERMINATION
VIII.  CALCULATION OF COST
IX.    PRICING AND MARGINS
A.     Pricing Calculations and Adjustments
B.     Primary Distributor Pricing
C.     [Superseded.]
D.     Smallwares Pricing
E.     Contract Pricing
F.     Commodity Pricing
X.     ALLOWANCES
XA.    CLIENT-SPECIFIC MARGIN ADJUSTMENTS
XI.    ARAMARK PROPRIETARY MERCHANDISE
XII.   PAYMENT TERMS
XIII.  INVOICING
XIV.   AUDIT
XV.    INSURANCE AND INDEMNITY
XVI.   PROCEDURES MANUAL
XVII.  MINORITY-OWNED AND WOMEN-OWNED SUPPLIERS
XVIII. MISCELLANEOUS PROVISIONS


ATTACHMENTS:

       SCHEDULE "I" --  Products
       SCHEDULE "II" -- Pricing Dates
       SCHEDULE I.B. 1 -- Primary Distributors
       SCHEDULE "III" --  Equipment Vendors
       EXHIBIT "A" -- ARAMARK's Current Fiscal Year Calendar
       EXHIBIT "B" -- Sample ARAMARK Audit Format
       EXHIBIT "C" -- Minority-Owned & Women-Owned Suppliers
       Additional Provisions of Composite and Conformed Master Distribution
         Agreement
       EXHIBIT A referred to in Section X and XA - Client-Specific Margin
         Adjustments

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                         MASTER DISTRIBUTION AGREEMENT

THIS MASTER DISTRIBUTION AGREEMENT (the "Master Distribution Agreement") is made this 2nd day of January, 1992, by and between ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC., ("ARAMARK") and SYSCO CORPORATION ("SYSCO").

                                   RECITALS

A. SYSCO and its subsidiary and affiliated operating companies are engaged in the wholesale distribution of products to the institutional food service industry.

B. ARAMARK and its affiliates provide food service management to a variety of institutional clients throughout the United States.

C. SYSCO has offered to ARAMARK a master distribution program providing for the nationwide distribution of a full line of food service products, together with pricing, service, delivery, reporting, verification and other provisions.

D. ARAMARK has agreed to participate in SYSCO's master distribution program to fulfill a portion of ARAMARK's requirements, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the promises contained herein, ARAMARK and SYSCO agree as follows:

I.  SCOPE OF AGREEMENT AND DESIGNATION OF DISTRIBUTORS

A.  Scope of Agreement

This Master Distribution Agreement is a distribution agreement for a full line of food service products, which will be distributed to institutional food service locations managed by affiliates of ARAMARK and designated by ARAMARK as participating in SYSCO's program (collectively, "ARAMARK Components"). SYSCO will cause each of its subsidiary and its affiliated operating companies which provide distribution services to ARAMARK or any ARAMARK Components to perform in accordance with the terms and conditions of this Master Distribution Agreement.

B.  Designation of Distributors

1. The SYSCO operating companies set forth in Schedule 1.B.I attached hereto are designated as Primary Distributors under this Master Distribution Agreement.

2. From time to time, ARAMARK may designate additional SYSCO operating companies as Primary Distributors under the Master Distribution Agreement, with the consent of SYSCO which will not be unreasonably withheld. The term "Primary

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Distributor" is defined as any SYSCO operating company designated by ARAMARK as the authorized distributor of food service products within the product categories set forth below in Section II(A) for certain ARAMARK Components.

3. Those SYSCO operating companies which are not designated by ARAMARK as Primary Distributors but which are designated by ARAMARK with the consent of SYSCO, which will not be unreasonably withheld, to distribute products to ARAMARK Components on a secondary basis are hereinafter referred to as "Secondary Distributors."

4. Primary Distributors and Secondary Distributors are collectively referred to in this Master Distribution Agreement as "participating SYSCO companies."

5.  SYSCO and all SYSCO operating companies servicing           *
are hereby designated as Primary Distributors to all service locations operated
by ARAMARK and its affiliates in                *               , and all
service locations which come to be operated by ARAMARK and its affiliates in * during the 36 month period beginning on September 1, 1998.

C.  Distributor Status

ARAMARK will grant SYSCO and all SYSCO operating companies which are Primary Distributors, the opportunity to supply, on a preferred (but not exclusive) basis, products in the categories set forth in Section II(A) of this Master Distribution Agreement. As preferred distributors, SYSCO and the Primary Distributors will be the designated distributors of such products to food service locations managed by ARAMARK's affiliates and currently designated as ARAMARK Components. With respect to food service locations which in the future come under management by ARAMARK's affiliates, ARAMARK will in good faith consider designating those locations as ARAMARK Components under this Master Distribution Agreement. However, ARAMARK makes no guarantee, warranty or other commitment that all food service locations managed by ARAMARK's affiliates will be designated as ARAMARK Components, that any ARAMARK Components or other food service locations managed by ARAMARK's affiliates will purchase any products, or any minimum quantity of products, from SYSCO or any Primary Distributor, or that any ARAMARK Component or other food service location managed by ARAMARK's affiliates will purchase products from SYCO or any Primary Distributor to the exclusion of any other vendor. As of the date this amended and restated Paragraph 1.C. becomes effective, it is not ARAMARK's intention to designate
     * as the Primary Distributor for ARAMARK Components currently serviced by SYSCO or SYSCO operating companies, absent a service deficiency, as reasonably determined by ARAMARK.

II.  PRODUCT CATEGORIES
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

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A.  SYSCO will cause its participating SYSCO companies to distribute a full line of food service products under this Master Distribution Agreement including without limitation, SYSCO brand products, products bearing national brands, and other products selected by ARAMARK and meeting ARAMARK's specifications, including without limitation, ARAMARK Proprietary Merchandise (defined in Section XI). The product categories consist of the following:

1.  Dry Groceries
2.  Frozen
3.  Refrigerated Products
4.  Paper and Disposables
5.  Meat and Seafood
6.  Beverages (including coffee and post-mix products)
7.  Fresh Produce
8.  Eggs
9.  Equipment and Smallwares
10. Janitorial, Chemicals and Cleaning Supplies

Ice cream may be added upon agreement of the parties.

B. Products in any one of the product categories listed in Section II(A) that are subject to weekly price fluctuations are hereinafter referred to as "Market Commodity Products." Certain of the Market Commodity Products are set forth on Schedule "I" attached hereto, From time to time, the parties may review and amend Schedule "I", upon mutual agreement.

C. Unless otherwise specified by ARAMARK, when SYSCO label products are purchased for an ARAMARK Component, only SYSCO label products bearing the brand SYSCO Classic will be sold and delivered to such ARAMARK Component to ensure consistency of quality and costs. SYSCO will notify ARAMARK and ARAMARK Components of any modification to the quality or other characteristics of the brand SYSCO Classic or any other SYSCO brand.

D. ARAMARK acknowledges that SYSCO receives earned income and obtains operational advantages from the sale of SYSCO brand products to ARAMARK Components. SYSCO acknowledges that ARAMARK, as a global-food service provider in a highly competitive marketplace, must retain discretion to select products for use at food service locations managed by ARAMARK's affiliates. Accordingly, SYSCO may at any time, and from time to time, offer to provide SYSCO brand Products to ARAMARK and ARAMARK Components. ARAMARK may, in its discretion and exercising its judgment as a global food service provider, choose to purchase SYSCO brand products which are reasonably equivalent (as determined by ARAMARK in its discretion and exercising such judgment) to other products from other vendors of ARAMARK.

III.  SERVICE

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

A. Participating SYSCO companies will provide participating ARAMARK Components with complete and timely service in all aspects of distribution services to be
provided under                            this Master Distribution Agreement,
including without limitation, (1) achieving the agreed-upon fill rate of each order, (2) providing proper follow up of each order as required by each ARAMARK Component, (3) correcting untimely or incomplete deliveries and deliveries of damaged, spoiled or pilfered products and (4) preventing their recurrence. The term "fill rate" is defined as for each order, the percentage of items of products ordered by an ARAMARK Component which are actually delivered to such ARAMARK Component.

B. Participating SYSCO companies will provide weekly price order guides on a weekly basis, and monthly price order guides on a monthly basis, to all participating ARAMARK Components to facilitate order placement under the Ordering Procedures described in Section VI. SYSCO will cause all participating SYSCO companies to provide two (2) copies of each such weekly and monthly price order guide to ARAMARK at its address set forth in Section XVIII. All price order guides will correspond with ARAMARK accounting periods (hereinafter defined). Weekly price order guides will identify prices of all Market Commodity Products. All price order guides provided to a participating ARAMARK Component will be customized and tailored to the product requirements of the ARAMARK line of business of which the participating ARAMARK Component is a part. All price order guides will contain a product description, and will identify product brands, pack and size, quality and grade, as well as item code number and line item number, for each product. Upon request by a participating SYSCO company, ARAMARK may agree to accept noncustomized, standard price order guides from such participating SYSCO company which does not as of the date hereof have available customized price order guides, provided that such participating SYSCO company provides customized price order guides to all participating ARAMARK Components which it serves within six (6) months after the date hereof. For any participating SYSCO companies listed in Schedule I.B.1 which were not Primary Distributors prior to May 26, 1994, the six (6) month grace period described above will commence as of May 26, 1994. The term "ARAMARK accounting period" is defined as each of those twelve (12) accounting periods, which together comprise a fiscal year of ARAMARK. Exhibit "A" attached hereto is ARAMARK's current fiscal year calendar and identifies each ARAMARK accounting period. Prior to the commencement of each subsequent ARAMARK fiscal year, ARAMARK will provide SYSCO a copy of ARAMARK's fiscal year calendar for such ARAMARK fiscal year.

C. Each participating SYSCO company will assign a salaried, non-commissioned Account Executive and a Customer Service Representative to ARAMARK's account. The SYSCO Account Executive and the SYSCO Customer Service Representative will maintain contact with the manager (or his designee) of each ARAMARK Component served by the participating SYSCO company which assigned them, on a basis satisfactory to each ARAMARK Component manager (or his designee), to ensure complete service levels, to enter and check the accuracy of orders and to resolve service and product deficiencies. In addition, each SYSCO Account Executive will visit

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each ARAMARK Component served by such SYSCO Account Executive and meet with the manager of such ARAMARK Component, at least once each month, on a date and at a time satisfactory to each of them.

D. The mechanics of service, including without limitation, credits and pick-ups, will be established by the ARAMARK Component manager (or his designee), the assigned SYSCO Account Executive and the assigned Customer Service Representative based on the policies and procedures manual to be prepared and supplied by SYSCO under Section XVI.

E. Participating SYSCO companies will provide each ARAMARK Component location with at least one (1) delivery each week. More frequent deliveries may be agreed upon by the ARAMARK Component manager (or his designee) and the participating SYSCO company's assigned Account Executive on a participating ARAMARK Component-by-ARAMARK-Component basis.

F. Upon request by a participating ARAMARK Component, participating SYSCO companies will provide to that ARAMARK Component those products not normally carried in inventory but which are required for special events, provided that the ARAMARK Component gives reasonably adequate notice of its requirements.

IV.  DELIVERY

A. Each participating SYSCO company will establish a delivery schedule for each participating ARAMARK Component served by the participating SYSCO company, as agreed upon by the ARAMARK Component manager and the participating SYSCO company's assigned Account Executive. The number of deliveries to each ARAMARK Component will be determined by the service level required, subject to Section III(E).

B. All participating SYSCO companies will use their best efforts to make all deliveries between the hours of 7:00 a.m. and 11:30 a.m. and 1:00 p.m. and 5:00 p.m. unless otherwise specified by the ARAMARK Component manager.

C. SYSCO and ARAMARK have entered into this Master Distribution Agreement to achieve the highest and best level of service, product delivery, and product quality, and the most efficient and consistent cost and pricing to ARAMARK. SYSCO acknowledges that ARAMARK and ARAMARK Components will require, in each geographic area, and from each participating SYSCO company, different delivery schedules to provide the highest and best service levels, and the most efficient and consistent cost and pricing, to ARAMARK. SYSCO therefore acknowledges and specifically agrees that SYSCO and each participating SYSCO company will cooperate and agree with ARAMARK and ARAMARK Components as to deliveries and service on a basis mutually acceptable to ARAMARK and such participating SYSCO company.

V.  DATA PROCESSING AND REPORT SCHEDULES

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

A. Each Primary Distributor and Secondary Distributor will provide, the following reports to ARAMARK:

1. SYSCO will cause all participating SYSCO companies to provide ARAMARK and ARAMARK Components with price order guides, in accordance with Section III(B). SYSCO will develop, and ARAMARK will cooperate with SYSCO to establish, an electronic link between SYSCO and ARAMARK's Corporate Office. SYSCO will endeavor to establish such electronic link within six (6) months after the date of this Master Distribution Agreement, so that all weekly and monthly price order guides will be transmitted electronically to ARAMARK's Corporate Office by direct electronic link or by magnetic tape or disk mailed to ARAMARK's Corporate Office, as determined by ARAMARK. Until a direct electronic link and a magnetic tape or disk system is established and operating to ARAMARK's satisfaction, SYSCO will cause all participating SYSCO companies to provide ARAMARK with written copies of each weekly and monthly price order guide.

2.  Vendors' Product Usage Reports

Each month, all participating SYSCO companies win provide written vendors' product usage reports for ARAMARK and ARAMARK lines of business, as specified by ARAMARK, to ARAMARK at its Corporate Office. These reports will be provided until ARATRACK (as defined in Section V(A)(3)) is in operation to ARAMARK's satisfaction. Thereafter, ARAMARK will from time to time notify SYSCO of those written vendors' product usage reports which ARAMARK no longer requires.

All vendors' product usage reports will include the following fields: item code, product description, pack, size, vendors' product number, if applicable, quantity and totals by vendor.

3. ARAMARK is currently modifying its computer product tracking system ("ARATRACK"). SYSCO will cause participating SYSCO companies to compile computer product usage data ("ARAMARK Usage Data") and to provide ARAMARK Usage Data on magnetic tape or cartridge to ARAMARK for input into ARATRACK, providing ARAMARK with the same or greater product usage information as contained in the vendor's product usage reports described in Section V(A)(2). ARAMARK will develop and maintain ARATRACK. SYSCO will provide the services of a suitably trained employee at SYSCO's corporate headquarters to coordinate development and maintenance of ARATRACK and timely provision of ARAMARK Usage Data to ARAMARK. Participating SYSCO companies will provide ARAMARK Usage Data to ARAMARK on a monthly basis. ARAMARK Usage Data will be mailed to ARAMARK on magnetic tape or cartridge, as determined by ARAMARK and in a form compatible with ARATRACK. ARAMARK Usage Data will be provided to ARAMARK no later than the second Friday following the close of each ARAMARK accounting period.

4.  The ARAMARK Usage Data and above reports will be provided at  *   cost to
ARAMARK.  If ARAMARK requires special customized reports, such reports will be
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

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

provided at rates necessary to recover the out-of-pocket incurred by the participating SYSCO company which provides such reports.

VI. ORDERING PROCEDURES

A. All orders will be placed by participating ARAMARK Components, ordering by product item or line numbers shown in the price order guides. As of the date hereof, CRT units are not available for orders at all participating SYSCO companies. SYSCO and each of the participating SYSCO companies will use their best efforts to establish uniform product item code numbers and to provide to ARAMARK Components electronic order entry software packages and order entry transmission units such as CRT units or hand-held order entry transmission units for orders placed by participating ARAMARK components.

B.  [Superseded.].

C. Each participating ARAMARK Component will be assigned a call day and approximate call time for placing orders and will be notified of the assigned call day and time. The assigned SYSCO Customer Service Representative will call for the orders on the assigned call day at the approximate call time.

D.  Each participating SYSCO company will incorporate ARAMARK's Specified
Products Program and               *                 into its written procedures
(and where established, into its computer systems and procedures) for responding
to orders placed by participating ARAMARK Components.   *

ARAMARK will from time to time notify SYSCO of those products which are
preferred under               *               . SYSCO will notify participating
SYSCO companies of those products so preferred.

E. Any participating ARAMARK Component may place, and the Primary Distributor serving the participating ARAMARK Component will fill, emergency orders to provide continuity of service. The Primary Distributor serving the participating ARAMARK Component placing an emergency order will fill each emergency order at a price established in the manner provided in Section IX. Flagrant abuse of emergency order procedures may be brought to the attention of ARAMARK's Regional Distribution Managers by SYSCO.

F.  Substitution of Products:

Except as provided in Section VI(D), no participating SYSCO company may substitute any products for other products ordered by participating ARAMARK Components. Products which are out of stock or product substitutions made
pursuant to Section VI(D) in connection with            *             will be
communicated to each participating ARAMARK Component, prior to delivery as follows:
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

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1.  If a skip day ordering procedure is implemented, the participating SYSCO company's Customer Service Representative will call those participating ARAMARK Components affected and will suggest substitute products to be shipped. Substitute products will be shipped to a participating ARAMARK Component affected only after the ARAMARK Component manager (or his designee) has approved the substitution. A substituted product of higher quality or grade than the product ordered will be sold at the price in effect at the time of the order for the product originally ordered, calculated pursuant to Section IX. A substitute product of lower quality than the product ordered, will be sold at the price in effect at the time of the order for that substitute product, calculated pursuant to Section IX.

2. For those ARAMARK Components where a skip day ordering procedure is not implemented the participating SYSCO company's Customer Service Representative will use his or her best efforts to communicate out of stock products and substitutions of products prior to delivery.

3. The term "skip day ordering procedure" is defined as that ordering procedure where an ARAMARK Component specifically agrees to allow for one or more calendar days, as specified by the ARAMARK Component, between the day the order is placed and the day the product ordered is delivered.

G.  Shortages:

SYSCO and each Primary Distributor acknowledge that the designation of a SYSCO operating Company as a Primary Distributor limits the circumstances in which ARAMARK and participating ARAMARK Component will purchase from alternate suppliers. SYSCO, therefore, guarantees that each Primary Distributor will supply each participating ARAMARK Component with its entire order if product is available in the marketplace, provided that the participating ARAMARK Component's order is placed using a skip day ordering procedure.

H.  SYSCO Brand Frozen Juice Concentrate:

No participating SYSCO company will supply a participating ARAMARK Component with SYSCO Brand frozen juice concentrate without the prior written consent of the ARAMARK Regional Distribution Manager for the ARAMARK region in which the participating ARAMARK Component is located.

VII.  TERMINATION

A. Upon sixty (60) days' prior written notice to SYSCO, ARAMARK may terminate any participating SYSCO company's designation as a Primary Distributor or status as a Secondary Distributor in one or more market areas, as to one or more ARAMARK Components, or any combination thereof. If, however, ARAMARK desires to so terminate any participating SYSCO company's designation as a Primary Distributor or status as a Secondary Distributor as a result of the expiration or termination of any

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contract pursuant to which an affiliate of ARAMARK manages an ARAMARK Component,
ARAMARK will not be obligated to provide sixty (60) days' prior written notice and ARAMARK will provide only such prior written notice as ARAMARK determines to be practical under the circumstances. SYSCO will notify the terminated participating SYSCO company of its termination, the scope of its termination and the termination date. ARAMARK will order and the terminated SYSCO company will deliver to one or more locations designated by ARAMARK all ARAMARK Proprietary Merchandise on hand in inventory within thirty (30) days of the termination date.

B. The term of this Master Distribution agreement will commence as of January 25, 1992, is of indefinite duration and is terminable by either party on 120 days' notice.

VIII.  CALCULATION OF COST

A. Except as otherwise provided In Section IX(E), all prices to ARAMARK for products, including without limitation, substitute products and products not listed in a price order guide, will be calculated on SYSCO's cost (hereinafter defined), plus a defined margin based on product type, as more fully provided In
Section IX.

B.  Definition of SYSCO's Cost:  The term "SYSCO's cost" is defined as the
Vendor's Last Invoice Price, plus    *     freight charged (including Alfmark
freight), if included in the Vendor's Last Invoice Price, less all vendor off-invoice allowances, discounts and promotions for the period of the promotion, excluding cash discounts and allowances.

1. The term "Vendor's Last Invoice Price" is defined as, for each product received, the invoice price shown on the last invoice for such product issued by the product vendor prior to the date on which a participating SYSCO company SYSCO's cost and establishes the price of such product. *

*

4. Cash discounts, actual and imputed, breakage allowances and the cost recovery and earned income referenced in Paragraph B.6. of Section VIII of this Master Distribution Agreement will be excluded from the calculation of SYSCO's cost of a product. Participating SYSCO companies will not increase the cost of any product by an imputed cash discount, if the vendor does not offer a cash discount. Participating SYSCO companies will not decrease SYSCO's cost of any product by the amount of any actual cash discount made available by the vendor to the participating SYSCO company, except as provided in Section IX(E)(5). *

5.  Each participating SYSCO company will reduce the          *             of
products distributed by the participating SYSCO company and bid or sold to all
ARAMARK Components qualifying for        *           allowances, by the amount
of those allowances. Each participating SYSCO company will reduce     *
of products distributed by
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

the participating SYSCO company and bid or sold to all ARAMARK Components
qualifying for          *           allowances through         *
, by the amount of those allowances; provided that ARAMARK supplies the
participating SYSCO company with the         *            for ARAMARK components
that are           *           and provided that in the opinion of SYSCO's
counsel, such action by the participating SYSCO company does not violate any applicable state law.

6. SYSCO and participating SYSCO companies perform value-added service for suppliers of SYSCO brand and other products over and above procurement activities typically provided. These value-added services include regional and national marketing, freight management, consolidated warehousing, quality assurance and performance-based product marketing. SYSCO may recover the costs of providing these services and may also be compensated for these services and considers this compensation to be earned income. Receipt of such cost recovery or earned income does not affect product cost.

IX.  PRICING AND MARGINS

A.  Pricing Calculations and Adjustments:

1. SYSCO will cause each Participating SYSCO company to calculate SYSCO's cost and to establish prices for all products sold to ARAMARK (other than Market Commodity Products) prior to the commencement of each ARAMARK accounting period (hereinafter defined). SYSCO will cause participating SYSCO companies to sell all products (other than Market Commodity Products) ordered by ARAMARK during such ARAMARK accounting period at such prices. Prior to the expiration of each ARAMARK accounting period, SYSCO and participating SYSCO companies will establish prices of all products (other than Market Commodity Products), which will be in effect for the next following ARAMARK accounting Period and which will reflect increases or decreases in the vendors' invoice prices for such products. SYSCO will cause each participating SYSCO company to calculate SYSCO's cost and to establish prices for all Market Commodity Products on a weekly basis, and such prices will remain in effect for seven (7) consecutive days, other than fresh produce and fresh fish, which may be adjusted daily.

2.  Schedule "I" attached hereto identifies, of the products described in
Section IX(B)(3), (4) and (5), whether prices of such products are to be revised on a weekly or monthly basis. Schedule "II" attached hereto identifies the day of the week on which each Primary Distributor will calculate the weekly price for Market Commodity Products and the day of the week on which the weekly price becomes effective.

B. Primary Distributor Pricing: Except as provided in Section IX(E), all prices to ARAMARK from Primary Distributors will be SYSCO's cost, plus a defined margin based on product type, as specified below; provided, however, that the prices to ARAMARK for those products whose margins are specified below in this Section as
a         *        , will equal               *                              .
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

      Product
      -------

1.    Dry and Canned Groceries, Frozen or
      Refrigerated Products, and Beverages                      *

2.    Fresh and Frozen Shellfish, as more fully
      described in Section 7 of Schedule "I"                    *

3.    Fresh and Frozen Raw Ground Beef
      (both bulk and patties)                                   *

4.    Meats, as more fully described in Section
      1(a) of Schedule "I" (other than Fresh and
      Frozen Raw Ground Beef Meets, as more fully
      described in Section 2(a) of Schedule "I,"
      and Fresh Fish
            If SYSCO's cost is   *                              *
            If SYSCO's cost is   *     or higher                *

5.    Meats, as more fully described in section
      1(b) of Schedule "I" and Poultry, as more
      fully described in Section 3 and 4(a) of
      Schedule "I"                                              *

6.    American processed cheese and
      mozzarella cheese, shredded and loaf,
      and butter                                                *

7.    Catch weight cheeses, i.e., naturals                      *

8.    Shortening, oils, dressings, margarine,
      oleo, and yogurt                                          *

9.         *     Frozen Orange Juice          Contract Price, Plus Freight, plus
      Concentrate as well as allied juice                       *
      concentrates

      Frozen SYSCO Brand juice concentrate:                     *
           With dispenser equipment and       $   *   /case, plus
           service:
10.   Fresh Shell Eggs                            *   (as described below)

11.   Paper and Disposables                                     *

12.   Janitorial, Chemicals and Cleaning                        *
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

      Supplies

13.   Fresh Produce                                     *
            Full Case:                                  *
            Split Case:                                 *

14.   Ice Cream (where available)

The margin for fresh shell eggs will be    *     .

C.    [Superseded.].

D. Smallwares Pricing: SYSCO will provide participating ARAMARK Components with kitchen, cooking, storage and handling equipment, tabletop items and smallwares (collectively, "Smallwares"). SYSCO will deliver Smallwares to participating ARAMARK Components at SYSCO's option, from participating SYSCO companies direct from the manufacturer, or from Central Warehouse.

      1. From Participating SYSCO Companies: All prices for Smallwares shipped from participating SYSCO companies to participating ARAMARK Components
          will be SYSCO's cost, plus   *    .

          a.  Opening Smallwares orders in excess of $     *    (but less than
              $     *      ) will be SYSCO's cost, plus     *     .

          b.  Opening Smallwares orders in excess of $      *     will be
              SYSCO's cost, plus    *       .

     2. From Manufacturers (Drop Ship): All prices for Smallwares shipped from a manufacturer's factory or distribution facility to ARAMARK Components will equal SYSCO's cost for the participating SYSCO company servicing the ordering ARAMARK Component, less any allowance or discount given by the manufacturer identified herein, plus * . Manufacturers granting allowances or discounts are identified on Schedule "III" (amended and restated) attached hereto. Freight costs will be charged and paid by
         ARAMARK components   *    .

     3. From Central Warehouse: All prices from Smallwares shipped to participating ARAMARK Components from SYSCO's Central Warehouse on behalf of the participating SYSCO company will be at a SYSCO's cost for such participating SYSCO company, plus * . Freight will be charged
         only on orders under $       *         .
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

E.  Contract Pricing

1. Coffee: Participating SYSCO companies will obtain ARAMARK's premium blend coffee for ARAMARK's manual and vending operations through deliveries from ARAMARK approved roasters. Participating SYSCO companies will deliver ARAMARK's
premium blend coffee to participating ARAMARK Components at the prices    *
to the participating SYSCO companies by ARAMARK approved roasters,    *
 . If a participating SYSCO company provides service for manual blend coffee brewing equipment to an ARAMARK Component, the participating SYSCO company will
be paid         *         per pound       *         by          *
 .  ARAMARK does not warrant or guarantee payment of those allowances.

2.  Chemicals: Participating SYSCO companies will deliver         *
products to participating ARAMARK Components at the prices for those products
established under ARAMARK's contract with                *                   .

3.  Disposables:  Participating SYSCO companies will deliver         *
products to participating ARAMARK Components at the prices for those products
established in the contract between               *                and ARAMARK,
              *            plus the margin set forth in Section IX(B)(10).

4.  Paper Products: Participating SYSCO companies will deliver       *
paper products to participating ARAMARK Components at the prices established in its contract with ARAMARK plus the margin set forth in Section IX(B)(10).

5.          *            (post-mix syrup):  SYSCO will cause participating SYSCO
companies to distribute          *          post-mix syrup at the      *
contract price as stipulated by the               *                    Program;
provided that each participating SYSCO company will reduce         *
by the amount of the cash discount received by the participating SYSCO company
from      *          .     *

F. *  Pricing

From time to time ARAMARK may choose to enter into             *
agreements with manufacturers. ARAMARK will notify SYSCO of the relevant terms of those agreements. SYSCO will cause participating SYSCO companies to perform
this Agreement in a manner consistent with ARAMARK's             *
agreements.

X.  ALLOWANCES

Under this Master Distribution Agreement, commencing as of September 1, 1998,
SYSCO will pay to ARAMARK a     *      % national volume discount allowance on
any and all purchases by ARAMARK Components,           *            .
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

SYSCO will pay the national volume discount allowance earned by ARAMARK based
on ARAMARK's purchases in a SYSCO accounting period by the       *
 .  In addition to the national volume discount allowance, SYSCO will pay to
ARAMARK a          *           percent (    *     %) prompt payment allowance on
all ARAMARK purchases in accordance with Section XII.

XA.   *     ADJUSTMENTS: To enhance the ability of ARAMARK and its affiliates to obtain ad retain contract clients, ARAMARK may from time to time request,
and SYSCO shall in good faith consider,      *      . Exhibit A attached hereto
identifies       *        for which ARAMARK and SYSCO have agreed to modify
* . Modifications under this Section XA and their respective effective dates shall be set forth in a writing executed by authorized officers of SYSCO
and ARAMARK. SYSCO shall report    *    , and    *    for which * are in the
future modified under this Section XA.


XI.  ARAMARK PROPRIETARY MERCHANDISE

A. When requested by ARAMARK, participating SYSCO companies selected by ARAMARK will stock ARAMARK Proprietary Merchandise, merchandise bearing a national or regional brand and private label merchandise providing there is a minimum
movement of       *              cases per week for each participating SYSCO
company selected by ARAMARK to stock such items. There will be a       *
day grace period to reach the average movement of         *           cases per
week, commencing on the date SYSCO notifies ARAMARK that      *        cases of
the item are in stock at each participating SYSCO company selected by ARAMARK.

B. ARAMARK Proprietary Merchandise that has been discontinued by ARAMARK will be the responsibility of ARAMARK to deplete from inventories of participating
SYSCO companies within         *           days. ARAMARK will be responsible to
deplete perishable items within        *           days.

C. The term "ARAMARK Proprietary Merchandise" is defined as only those products purchased at the direction of ARAMARK exclusively for ARAMARK lines of business, manufactured and packaged with the ARAMARK logo or other mark proprietary to ARAMARK.

XII.  PAYMENT TERMS

ARAMARK will pay invoices under this Master Distribution Agreement within forty-two (42) days after the date of invoice. ARAMARK shall earn a prompt payment
allowance of      *         percent (     *      %) on each payment made during
an ARAMARK accounting period; provided that at least       *       percent ( *
%) of the total dollar amount of all payments made during such ARAMARK
accounting period were for invoices dated no earlier than       *          days
prior to the date of such payments (the "           *                "), and
provided that ARAMARK shall use reasonable efforts to maintain its account with
SYSCO at a            *             day average balance.
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

If ARAMARK fails to meet the           *             , ARAMARK will earn the
prompt payment allowance only on that portion of the payments made during such
ARAMARK accounting period for invoices dated no earlier than       *
days prior to the date of such payment.

SYSCO will pay ARAMARK the prompt payment allowance earned in each ARAMARK
accounting period by the                         *
; provided, however, that ARAMARK may at its option, deduct the amount of the prompt payment allowance earned from payments of amounts owed SYSCO.

SYSCO may at any time, and from time to time, request a report from ARAMARK showing that ARAMARK has, for each ARAMARK accounting period covered by the
report, met the     *       for all payments made during such period.  If the
report shows, or SYSCO otherwise demonstrates, that ARAMARK has not met the * for any payment made during such period and therefore has not earned the prompt payment allowance deducted to arrive at the amount of such payment, ARAMARK nevertheless will earn the prompt payment allowance only on that portion of such
payment which is for invoices dated no earlier than            *
days prior to the date of such payment. ARAMARK will pay to SYSCO the unearned portion of the prompt payment allowance which ARAMARK deducted.

[Note:  pursuant to a verbal agreement of the parties, the      *         -day
-----------------------------------------------------------------------------
requirement described above, was changed to a     *         -day requirement.
-----------------------------------------------------------------------------
The wording of the agreement has not been revised.]
---------------------------------------------------

XIII.  INVOICING

A. Each participating SYSCO company invoice will be addressed to ARAMARK Services, Inc. in care of the component's name and address, and will include the correct ARAMARK Component number and the participating SYSCO company's supplier number (as designated by ARAMARK) for payment.

B. Monthly price changes for all products (other than Market Commodity Products) in the product categories listed in Section II(A) will become effective with the commencement of each ARAMARK accounting period, Weekly price changes for Market Commodity Products will become effective on the days, and will remain in effect for the periods, identified in Schedule "II."

C. SYSCO will cause participating SYSCO companies to design and use weekly and monthly price order guides to conform to participating ARAMARK Components' inventory format. Participating SYSCO companies will prepare and supply participating ARAMARK Components with weekly and monthly price order guides conforming to the participating ARAMARK Components' inventory format, and complying with Section III. Participating SYSCO companies will identify on each invoice subtotals of products purchased comporting to ARAMARK's accounting format, which upon request, will be provided to SYSCO for distribution to participating SYSCO companies.
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

XIV.  AUDIT

A. Upon ten (10) business days' prior written notice to SYSCO and a participating SYSCO company, ARAMARK may conduct an audit (including verification of such participating SYSCO company's cost and prices) of any or all participating SYSCO companies, as more fully provided in this Section, ARAMARK's notice to SYSCO will state:

1. The participating SYSCO company or companies subject to the audit.

2. The date, time and place of audit.

3. The dates of the pricing periods to be audited.

4. The items to be audited.

B.  ARAMARK will audit                     *                          for a
period not to exceed         *         prior to the date the audit commences
(collectively, the "Audit Documents"). Items to be audited will not exceed * line items, whether or not listed items in SYSCO's price order guides.

C. At the time of the audit, ARAMARK will have access to the Audit Documents for all items being audited.

D.  In addition to the Audit documents, SYSCO will make available     *
prior to the date on which SYSCO's Cost  and the price of a product is
established, SYSCO will also make available             *
for the dates and pricing periods for which prices established by SYSCO or any participating SYSCO company are to be audited.

E. SYSCO also agrees that, upon notification of an audit, each participating SYSCO company which is the subject of the audit will utilize ARAMARK's format if requested to do so. An example of ARAMARK's format is attached as Exhibit "B." If (1) such participating SYSCO company does not utilize ARAMARK's audit format and procedures or does not provide reports or other documents requested by
ARAMARK, or (2)       *

 .  ARAMARK reserves the right to re-audit at its discretion, where audit results
are unsatisfactory.  In that event, ARAMARK may review          *
issued an additional          *         prior to the audit period if such
documentation is available. Furthermore, ARAMARK may review additional line items and additional materials, which will be provided by SYSCO upon ARAMARK's
request.        *


XV.  INSURANCE AND INDEMNITY
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

A. SYSCO and each participating SYSCO company will obtain and continue in force, during the term of this Master Distribution Agreement, at their own expense, the following insurance coverage:

          1. Workers' Compensation Insurance and Occupational Disease Insurance as required by the laws of the state or states wherein the work is to be performed.

          2. Employer's Liability Insurance, with limits of at least $100,000 each claim.

          3. Comprehensive Automobile Liability Insurance with limits on Bodily Injury Liability of $100,000 each person, $1,000,000 each accident and Property Damage Liability of $500,000 each accident, $500,000 aggregate.

          4. Comprehensive General Liability Insurance, including Operations, Product Liability and Contractual Liability coverage, with limits on Bodily Injury and Personal Injury Liability of $1,000,000 each occurrence, $2,000,000 aggregate and Property Damage Liability of $500,000 each occurrence, $500,000 aggregate.

SYSCO and each participating SYSCO company will purchase, obtain and maintain insurance policies, providing the above-required coverage from qualified insurance companies rated by A.M. Best Company, Inc. (or any successor rating agency similarly recognized by the insurance industry) (the "Rating Agency") in one (1) of the three (3) highest categories of the Rating Agency. Each insurance policy will name ARAMARK, ARAMARK Corporation and their subsidiaries as additional insured, will not contain any cross-liability exclusions and will not be cancelled or materially changed without thirty (30) days' prior written notice to ARAMARK. Such insurance maybe provided in the form of blanket policies covering SYSCO and all of its operating divisions and subsidiaries, including without limitation, participating SYSCO companies. Within thirty (30) days after the date hereof, SYSCO and each participating SYSCO company will obtain and deliver to ARAMARK certificates of insurance evidencing the coverage required above. If any insurer from which SYSCO or a participating SYSCO company obtains the above-required insurance coverage ceases to be rated in one
(1) of the three (3) highest categories of the Rating Agency, SYSCO or the participating SYSCO company, as the case may be, will obtain, at the time of renewal of such policy or policies, coverage from another qualified insurance company rated in one (1) of such categories, and within thirty (30) days after obtaining such replacement coverage, will deliver to ARAMARK certificates of insurance evidencing the replacement coverage.

B. SYSCO will defend, indemnify and hold ARAMARK harmless from all costs, liabilities or other obligations arising out of (1) the performance of this Master Distribution Agreement by SYSCO or any participating SYSCO company, or
(2) any product supplied under this Master Distribution Agreement by SYSCO or any participating SYSCO company, except to the extent such costs, liabilities or other obligations are caused by the negligence or willful misconduct of ARAMARK,

ARAMARK Services, Inc., or their respective agents or employees or the. agents of employees of entities or persons owning or controlling ARAMARK Components.

XVI.  PROCEDURES MANUAL

Within six (6) months after the date hereof, SYSCO will prepare and supply each participating ARAMARK Component, and each participating SYSCO company, at no cost to ARAMARK or any ARAMARK component, with a detailed policies and procedures manual consistent with this Master Distribution Agreement and identifying and explaining all procedures, delivery schedules, credit memos, etc. Such procedures manual will be prepared by SYSCO based upon the existing manual used by SYSCO and ARAMARK, and will subject to ARAMARK's approval.

XVII.  MINORITY-OWNED AND WOMEN-OWNED SUPPLIERS

It is the policy of both ARAMARK and SYSCO to encourage the interest of minority and women-owned businesses. SYSCO represents and warrants that to the best of SYSCO's knowledge, set forth on Exhibit "C" attached hereto is a true, correct and complete list of minority-owned and women-owned suppliers from which SYSCO operating companies are purchasing on the date hereof, compiled based on information from SYSCO's suppliers.

If requested, SYSCO will provide ARAMARK, at no cost to ARAMARK, information regarding the purchases of the minority-owned or women-owned suppliers' products by ARAMARK Components by participating SYSCO company. SYSCO will notify ARAMARK on a quarterly basis of additions or deletions Exhibit "C" attached hereto.

XVIII.  MISCELLANEOUS PROVISIONS

A. SYSCO represents and warrants that it has full right, power and authority to enter into this Master Distribution Agreement and to perform, and to cause each participating SYSCO company to perform all of the terms and conditions of this Master Distribution Agreement on its or their respective parts to be performed.

B. ARAMARK represents and warrants that it has full right, power and authority to enter into this Master Distribution Agreement and to perform all of the terms and conditions of this Master Distribution Agreement on its part to be performed.

C. Any information supplied by either party to this Master Distribution Agreement to the other party, including without limitation, client information and purchasing specifications will be considered confidential and will not be disclosed to any third party and will not be used by either party to this Master Distribution Agreement for any reason other than to fulfill the terms of this Master Distribution Agreement. Any party required by law or legal process to disclose any such confidential information will notify the other as far in advance of such required disclosure as is reasonably feasible. SYSCO will disclose this Master Distribution Agreement to participating SYSCO Companies, each or whom will agree in writing to perform its terms and conditions, including without limitation, this provision on confidentiality, SYSCO will provide ARAMARK with an executed original of each such agreement within thirty (30) days after the date of this Agreement.

D. This Master Distribution Agreement will not apply to any purchases made by or on behalf of any ARAMARK components from any participating SYSCO companies, including without limitation, any ARAMARK Components which are federal, state or local governmental agencies or instrumentalities, if in the written opinion of counsel to SYSCO or counsel to ARAMARK, the application of this Master Distribution Agreement would violate any federal, state or local law or regulation. In that event, for those ARAMARK Components and participating SYSCO companies, this Master Distribution Agreement will apply and be enforceable to the maximum extent permitted by such law or regulation, as determined by counsel to SYSCO and counsel to ARAMARK. For all other Components and participating SYSCO companies, this Master Distribution Agreement will remain in full force and effect.

E. All notices required or permitted to be given under this Master Distribution Agreement by ARAMARK to SYSCO, or by SYSCO or any SYSCO operating company to ARAMARK, will be in writing signed by the notifying party and will be either hand delivered, or deposited in the U. S. certified or registered mail, postage prepaid, return receipt requested addressed as follows:

To ARAMARK:                                    To SYSCO:

ARA Marketing Services Group, Inc.             SYSCO Corporation
The ARAMARK Tower                              1390 Enclave Parkway
Distribution Services                          Houston, TX 77077
1101 Market Street/22nd Floor                  ATTN: Charles Cotros
Philadelphia, PA 19107                               Executive Vice President
ATTN:  John Orobono
       Vice President, Distribution


or to such other addresses as the parties may direct notice given as herein provided. All notices given by SYSCO or any SYSCO operating company to any ARAMARK Component will be in writing and will be signed and given in the manner provided above; to the ARAMARK Component's address, ATTN: Manager, with a copy to ARAMARK. Notices may be transmitted electronically if followed by a confirming written notice given as provided above. Notices will be deemed given when hand delivered, or when received as evidenced by the return receipt or the date notice is first refused if that be the case.

F. No waiver of any breach or default of this Agreement will constitute a waiver of any other or further breach or default hereof. This Agreement will be governed by the law of Pennsylvania, without regard to its choice or conflicts of law rules. The parties hereby waive any objection that venue in Philadelphia, Pennsylvania is improper or inconvenient.

G. This Master Distribution Agreement constitutes the entire understanding and agreement of the parties, supersedes all prior or contemporaneous agreements, writings an undertakings between on the one hand, SYSCO and its subsidiary or a companies and on the other hand, ARAMARK and its lines of business and their components. Schedules "I", "II" and "Ill" and Exhibits "A," "B" and "C" are incorporated herein by reference. This Master Distribution Agreement may not be amended, altered, or otherwise modified except in a writing signed by SYSCO and ARAMARK.

                              [Signatures omitted]

                                 SCHEDULE "I"
                                 ------------

                                    1 of 2

This Schedule "I" identifies each product whose margin is identified and whose selling price is calculated by adding the margin to SYSCO's cost of the participating SYSCO company which delivers the product. This Schedule "I" also identifies whether those products are Market Commodity Products, whose selling prices are calculated weekly and hence, listed in a weekly price order guide, or whether those products' selling prices are calculated on a monthly basis, and hence listed in a monthly price order guide.


1.   MEATS (        *        Price Order Guides) (     *      )
     -------------------------------------------
(a)  Beef, Pork, Veal, Lamb,            *               , as defined in the  *

, as amended from time to time.  Includes       *

 .  Also includes        *

                .

(b) Spareribs, baby back ribs, Canadian bacon, bacon, all smoked, cooked and raw ham, sausage (fresh, smoked and dry), hot dogs, turkey franks, chopped ham, luncheon meats, knockwurst, bratwurst, liverwurst.

2.  MEATS (       *       Price Order Guides)
    -----------------------------------------

(a) Portion cut steaks, cooked roast beef, pizza toppings, liver, cubed steaks, cocktail franks.

(b)  For      *       meats, Primary Distributors will calculate the selling
     price to ARAMARK using the        *          margin     *       set forth
     in Section IX(B)(1) hereof.

3.  POULTRY (      *       Price Order Guides) (      *      )
    ------------------------------------------

*  chicken breast,         *             whole turkey,         *            ,
cooked and     *    turkey breast, smoked turkey, turkey ham, turkey franks,
chicken franks, ground chicken, ground turkey, chicken livers,   *    chicken, *
* chicken, turkey hens, toms, quail, cornish hens, chicken and turkey roll,
duck, *   chicken fajita meat, pulled or diced chicken or turkey, and     *
unbreaded chicken products.

4.  POULTRY (         *        Price Order Guides)
    ----------------------------------------------

(a)  All   *   chicken, both whole and parts.
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

(b)  For       *        poultry, Primary Distributors will calculate the selling
     price to ARAMARK using the        *          margin     *        set forth
     in Section IX(B)(1) hereof.

5.   FRESH FRUITS AND VEGETABLES (       *       Price Order Guides) (    *    )
     ---------------------------------------------------------------

Prices may be adjusted daily.

6.  FRESH FISH (       *       Price Order Guides) (    *    )
    ----------------------------------------------

Prices may be adjusted daily.

7.  FRESH AND FROZEN SHELLFISH (         *          Price Order Guides) (  *   )
    -------------------------------------------------------------------

Fresh and frozen shellfish, including without limitation, green headless shrimp,cooked P&D shrimp, clams, oysters, crabs, crabmeat, crablegs and crabclaws.

8.  FRESH SHELL EGGS (         *        Price Order Guides) (    *    )
    -------------------------------------------------------

9.  DAIRY (        *          Price Order Guides) (    *     )
    ---------------------------------------------

Processed American and Swiss cheese and natural cheeses.

10.  DAIRY (        *        Price Order Guides)
     -------------------------------------------

Yogurt, cheese food, substitute cheese, cream cheese, sour cream, dairy creamer, oleo and margarine and butter.
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

                                 Schedule "II"

                          PARTICIPATING DISTRIBUTORS

Allied SYSCO Food Services, Inc.                 Thursday                Tuesday thru Monday
Baraboo-SYSCO Food Services                      Thursday                Monday thru Friday
Cochran/SYSCO Food Service                       Thursday                Monday thru Friday
Deaktor/SYSCO Food Service Company               Thursday                Tuesday thru Monday
Hallsmith-SYSCO Food Service                     Thursday                Tuesday thru Monday
Hardin's-SYSCO Food Services, Inc.               Wednesday               Monday thru Friday
Lankford-SYSCO Food Services, Inc.               n/a                     n/a
Maine/SYSCO, Inc.                                Thursday                Tuesday thru Monday
Mid-Central/SYSCO Food Services, Inc.            Thursday                Monday thru Friday
Miesel/SYSCO Food Service Company                Thursday                Monday thru Friday
Nobel/SYSCO Food Services Co. (Southwest         Thursday                Monday thru Friday
 Division)
Nobel/SYSCO Food Services Co. (Denver)           Thursday                Monday thru Friday
Robert Orr-SYSCO Food Services Co.               Thursday                Tuesday thru Monday
Pegler-SYSCO Food Services Company               Thursday                Monday thru Friday
SYSCO/Avard Continental Food Services, Inc.      Thursday                Monday thru Friday
SYSCO Food Services of Portland, Inc.            Thursday                Monday thru Friday
SYSCO Food Services of Indianapolis, Inc.        Thursday                Monday thru Friday
SYSCO Food Services-Chicago, Inc.                Thursday                Monday thru Friday
SYSCO Food Services of Cleveland, Inc.           Thursday                Tuesday thru Monday
SYSCO Food Services of Atlanta, Inc.             Friday                  Tuesday thru Monday
SYSCO Food Services of Arizona, Inc.             Wednesday               Friday thru Thursday
SYSCO Food Services of Arkansas, Inc.            Friday                  Tuesday thru Wednesday
SYSCO Food Services of Iowa, Inc.                Thursday                Monday thru Friday
SYSCO Food Services of Los Angeles, Inc.         Thursday                Monday thru Friday
SYSCO Food Services of Minnesota, Inc.           Wednesday (12 noon)     Monday thru Friday
SYSCO Food Services of Seattle, Inc.             Tuesday                 Monday thru Friday
SYSCO Food Services of Virginia, Inc.            Friday                  Tuesday thru Monday
SYSCO/Frost-Pack Food Services, Inc.             Thursday                Monday thru Friday
SYSCO Food Services - Albany                     Thursday                Monday thru Friday
SYSCO Food Services - Horseheads                 Friday                  Tuesday thru Monday
SYSCO Food Services - Syracuse                   Thursday                Monday thru Friday
SYSCO/General Food Services, Inc.                Thursday                Monday thru Friday
SYSCO Intermountain Food Services                Thursday                Monday thru Friday
SYSCO/Louisville Food Services Co.               Wednesday               Friday thru Thursday
SYSCO Food Services, Inc.                        Friday                  Tuesday thru Monday
  (University of Houston) Conrad Hilton School
   only)
SYSCO Food Services of San Antonio, Inc.         Friday                  Tuesday thru Monday
  (USAA and Towers)
SYSCO Food Services of Montana, Inc.             Friday                  Tuesday thru Monday
SYSCO Food Services of Arkansas, Inc.            Friday                  Tuesday thru Monday

                SCHEDULE I.B.1 TO MASTER DISTRIBUTION AGREEMENT
                       DATED JANUARY 2, 1992 AS AMENDED

PRIMARY DISTRIBUTORS

SUBSIDIARIES                                 SUBSIDIARIES CONTINUED
Arrow - Sysco Food Services, Inc.            Sysco Food Services of Indianapolis, Inc.
Deaktor/ Sysco Food Services Company         Sysco Food Services of Iowa, Inc.
Hardin's- Sysco Food Services, Inc.          Sysco Food Services of Los Angeles, Inc.
Lankford- Sysco Food Services, Inc.          Sysco Food Services of Montana, Inc.
Maine/Sysco, Inc.                            Sysco Food Services of Oklahoma, Inc.
Mid-Central Sysco Food Services              Sysco Food Services of Portland, Inc.
Miesel/ Sysco Food Services                  Sysco Food Services of San Antonio, Inc.
Nobel/ Sysco Food Services                   Sysco Food Services of Seattle, Inc.
Nobel/ Sysco Food Services (Southwest        Sysco Food Services of St. Louis, Inc.
 Division)
Olewine's- Sysco Food Services               Sysco Food Services of Virginia, Inc.
Robert Orr- Sysco Food Services              Sysco/Frost-Pack Food Services, Inc.
Pegler- Sysco Food Services Company          Sysco Intermountain Food Services, Inc.
Ritter Sysco Food Services, Inc.             Sysco/Louisville Food Services Co.
Smelkinson Sysco Food Services, Inc.         Sysco Polakoff Food Services, Inc.
Sysco Avard Food Services, Inc.              Tartan Sysco Food Services, Inc.
Sysco Food Services-Chicago, Inc.
Sysco Food Services-Jacksonville, Inc.
Sysco Food Services of Arizona, Inc.         DIVISIONS
Sysco Food Services of Arkansas, Inc.
Sysco Food Services of Atlanta, Inc.         Baraboo-Sysco Food Services
Sysco Food Services of Austin, Inc.          Cochran/Sysco Food Services
Sysco Food Services of Central Florida,      Hallsmith-Sysco Food Services
 Inc.
Sysco Food Services of Cleveland, Inc.       Sysco Food Services - Albany
Sysco Food Services of Dallas, Inc.          Sysco Food Services- Horseheads
Sysco Food Services of Houston, Inc.         Sysco Food Services - Syracuse
Sysco Food Services of Idaho, Inc.           Thomas/Sysco Food Services

                                SCHEDULE "III"
                                --------------

                    Equipment Vendors Providing Allowances.

                                SCHEDULE "III"

                                  Page 1 of 3

                EQUIPMENT VENDOR                                        DISCOUNT
                ----------------                                        --------

*                                                 List price less    * %

*                                                 List price less        * %, then less      *  %

*                                                 List price less         *  %


Beverage Equipment, Decanters                     List price less      * %,then less    * %

*                                                 List price less         * %, then less       * %


* pans and lids,  *   boxes and lids, food        List price less        * %, then less      * %,
   storage containers, pitchers, micro pans       then less           * %
  All other items                                 List price less     *  %, then less   *
                                                  %

*                                                 List priceless         * %, then less         * %

*

   All         *           orders at              List price less           * %, then less      *
                                                  %
   Direct
   0-24 doz.                                      List price less            * %
   25-99 doz.                                     List price less              * %
   100-399 doz.                                   List price less            * %, then less  *
                                                  %
   400-Above                                      List price less          * %, then less   *
                                                  %

*                                                 List price less          * %, then less   *
                                                  %

 *                                                Truck load pricing

 *                                                Net price list varies from    *    % off list price
                                                  to              *   % consecutive reductions off
                                                  list price

 *                                                List Price less         * % (Market pricing where
                                                  applicable)

 *                                                List price less          * % (over $  *
                                                  )

-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

*                                                 50 each lot pricing

*                                                 Net price list varies from    *     to      *   %
                                                  off list price

*                                                 List Price less       *   %, then less       *   %

                                                  List price less        *   % (orders 100-349)
*                                                 List price less        *   %, then less     *  %
                                                  (orders 350-600)
                                                  List price less         *   %,          *  %,   *
                                                  %  (orders over 600)
                                                  at  *  /    *  %

*                                                 List price less       *     %

*                                                 List price less       *   %, then less       *   %,
                                                  then less         *    %

*   from      *       Warehouse                   List price less     *   %, then less       *   %,
                                                  then less         *   %
                                                  OR
                                                  List price less       *   %, then less    *
                                                  %

*                                                 List price less        *    %, then less   *
                                                  % on all Professional Ware
                                                  List prices less        *     %, then less    *
                                                  % on all Premier Ware

 Cutlery &    *                                   List price less             *    %
 *   Household Weight                             List price less              *    %

*                                                 List price less        *      % (all items)

*                                                 List price less        *   %, then less   *
                                                  %, then less            *   % (all patterns)
                                                  List price less         *   %, then less      *   %
                                                  (Serving pieces and holloware)

*                                                 Varies from list price less       *    %, then less   *
                                                  % to list price less       *   %, then less    *
                                                  %, then less       *    %, then less        *    %

*                                                 List price less       *   %, then less      *     %

*                                                 List price less         *     %

-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

*                                                 Varies by size of order

*                                                 List price less      *    %, then less       *    %

*                                                 List price less       *    %
                                                  List price less     *   %, then less      *   % on
                                                  $    *     net order
*                                                 List price less       *     %

*                                                 List price less         *    %

*                                                 List price less      *   % (special pricing on
                                                  certain items)

*                                                 List price less       *    %, then less   *
                                                  %

*                                                 List price less       *    %

*                                                 List price less     *    %, then less       *     %


*
Flatware                                          List price less       *   %, then less      *   %,
                                                  then less        *    %

*                                                 60 lot pricing.     *       at list less     *    %

-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

                EXHIBIT A **
-------------
** Six pages omitted and separately filed with the Commission under an application for confidential treatment.

                                   EXHIBIT A

                    ARAMARK's Current Fiscal Year Calendar

                                [Superseded.].

                                   EXHIBIT B
                                   ---------

                          Sample ARAMARK Audit Format

                       ARAMARK MARKETING SERVICES GROUP

                            PRICE VERIFICATION FORM

                                                               Item No._________
                 ITEM CODE NUMBER:
                                                -----------------------------

                 DESCRIPTION/PACK/SIZE:
                                                -----------------------------

                 VENDOR NAME:
                                                -----------------------------

                 INVOICE # AND DATE:
                                                -----------------------------

-----------------------------------------------------------------------------


PRICE CHARGED TO ARAMARK (From Order Guide (A)    $
                                                  ----------------------------

INVOICE COST                                      $
                                                  ----------------------------

PLUS:  FREIGHT  *                                 $
                                                  ----------------------------

LESS: ALLOWANCES                                  $
                                                  ----------------------------

NET RECEIVING (INVOICE) COST                      $
                                                  ----------------------------

PLUS:  MARK-UP (in dollars/cents)                 $
                                                  ----------------------------

EQUALS: CALCULATED SELLING PRICE (B)              $
                                                  ----------------------------


DIFFERENCE (BETWEEN A &B)  *                      $
------------------------------------------------------------------------------

Notes:






Verified by:                                         Date:
               -----------------------                    --------------------
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

                                   EXHIBIT C
                                      TO
                         MASTER DISTRIBUTION AGREEMENT
                             Dated January 2, 1992

     Vendor Name                                                                 Ownership
     -----------                                                                 ---------
         *                                                       Black

         *                                                       Female

         *                                                       Female

         *                                                       Hispanic

-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

                             ADDITIONAL PROVISIONS
                                      TO
             COMPOSITE AND CONFORMED MASTER DISTRIBUTION AGREEMENT

Table of Contents
-----------------

1.  Ancillary Agreement                           37
2.  Tower-Based Support                           41
3.  SYSCO Performance Allowance                   41
4.  Transition Allowance                          41
5.  Exhibit B referred to in SYSCO                42
    Performance Allowance

1.        Ancillary Agreement:

                              ANCILLARY AGREEMENT

          THIS ANCILLARY AGREEMENT, dated as of May 26, 1994 (the "Agreement"), by and between SYSCO CORPORATION, a Delaware corporation ("SYSCO") and ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC., a Delaware corporation ("ARAMARK").

                                    RECITALS

          A. WHEREAS, SYSCO and ARAMARK are party to that certain Master Distribution Agreement, dated January 2, 1992 (the "MDA"); and

          B. WHEREAS, concurrently herewith, SYSCO and ARAMARK are entering into an amendment agreement (the "Amendment Agreement") to expand the number of locations to be serviced by SYSCO thereunder and to make certain other modifications to the MDA; and

          C. WHEREAS, Section 6 of the Amendment Agreement (the "Volume Discount Modification") provides that the national volume discount allowance described in Section X of the MDA (the "National Volume Discount") is *
from     *    percent (   * %) to          *        percent (   *  %)
(the "Discount   *  "); and

          D. WHEREAS, the parties wish to further amend the MDA by adding a new Section XA thereto as hereinafter provided; and

          E. WHEREAS, the parties hereto wish to set forth their agreement relating to earned income under the MDA in addition to matters relating to the foregoing.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.   [Superseded.].

          2.   [Superseded.].

          3.   [Superseded.].

          4.   [Superseded.].

          5.   Confidentiality.  The terms and conditions of this Agreement
               ---------------
shall be kept-confidential by SYSCO and ARAMARK and neither party shall disclose
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

the existence of this Agreement or the terms and provisions hereof unless the other party shall give its prior written consent or unless such disclosure is necessary, in the opinion of counsel to the disclosing party, to comply with applicable requirements of federal or state laws, orders or regulations. The parties shall limit disclosure of such information to those of its employees who have a bona fide need to know. [Last sentence superseded.].

          6.   Disputes.  In the event that any party hereto disputes any
               --------
calculation hereunder, such party shall notify the other party of such dispute and the parties hereto shall attempt in good faith to resolve such dispute. In the event that any such dispute is not resolved by the parties hereto within ten
(10) days following receipt of such notice, the parties hereto shall submit said dispute to an independent public accounting firm mutually acceptable to the parties hereto for resolution, the determination of which firm shall be final and binding on the parties hereto.

          7.   Notices.  All notices or other communications made pursuant
               -------
hereto shall be in writing and shall be deemed properly delivered, given or served if (a) personally delivered against receipted copy, (b) delivered by telegram, (c) mailed by certified or registered mail, return receipt requested, postage prepaid, (d) transmitted by facsimile, provided an answer back is received, or (e) sent by overnight courier service to the parties at the following addresses:

          ARAMARK:  ARAMARK Marketing Services Group, Inc.
                    The ARAMARK Tower
                    1101 Market Street
                    22nd Floor
                    Philadelphia, PA 19107
                    Attention:  General Counsel
                    Telephone (215) 238-3258
                    Facsimile:  (215) 238-3282

          SYSCO:    Sysco Corporation
                    1390 Enclave Parkway
                    Houston, TX 77077
                    Attention:  General Counsel
                    Telephone:  (713) 584-1460
                    Facsimile:  (713) 584-2510

          All notices shall be deemed received (i) if transmitted by facsimile or telegram, on the business day when transmitted or if not transmitted at a time which concludes during the business day of the reicipient, on the next succeeding business day, (ii) if sent by courier, one (1) business day after it is sent and (iii) if mailed, three business days after deposit in the United States mail. Either party may change it address for the purposes of this section by giving ten (10) days prior written notice of such change ot the other party in the manner provided in this section.

          8.   Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

          9.   Governing Law.  This agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware without reference to its conflict of laws provisions.


                              [Signatures omitted]

                                   EXHIBIT A

                                [Superseded.].

2.   Tower-Based Support:

SYSCO shall provide at its cost and expense, a SYSCO Account Executive acceptable to ARAMARK, who shall be based in the ARAMARK Tower, Philadelphia, PA or such other location as ARAMARK may designate and who shall report to ARAMARK's Director, Distribution. SYSCO agrees that SYSCO and such SYSCO employee may be required to execute, and if requested, shall execute, a nondisclosure agreement in a form reasonably satisfactory to counsel for SYSCO and ARAMARK, to protect and avoid or limit disclosure of any trade secrets or other confidential or proprietary information of ARAMARK or information of third parties whose confidentiality has been entrusted to ARAMARK.

3.   SYSCO Performance Allowance:

(a) Effective on September 1, 1998, and continuing thereafter during the term of the Agreement, SYSCO shall pay to ARAMARK a SYSCO Performance Allowance (the "SPA" or "Performance Allowance"), under and subject to the terms and conditions of Exhibit B.
   ---------

(b) SYSCO shall immediately supply ARAMARK and its designated manufacturers with dedicated SUPC numbers for each manufacturer's line of products and for specific SKU's. SYSCO guarantees that the SYSCO Brand version of a product previously supplied to ARAMARK by any such manufacturer with the manufacturer's brand or other brand shall be packed by such manufacturer.

4.   *  Allowance:
     -------------

SYSCO shall pay to ARAMARK a      *      allowance (the "   *    Allowance")
in the form of a           *         of the margin on of products purchased by
ARAMARK and ARAMARK Components                     *                          .
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

                   EXHIBIT B -- SYSCO Performance Allowance

All Terms used in this agreement shall have the meanings assigned to them in the Master Distribution Agreement between Sysco Corporation and ARAMARK Corporation, as amended to date, of which this Exhibit B is a part.

General:
--------

     SYSCO will pay an allowance to ARAMARK for purchases of Sysco Brand Products (hereinafter defined) under this agreement.

     "Sysco Brand Products" means all products bearing trademarks or tradenames which are owned by Sysco Corporation or which are exclusively available in the foodservice industry to SYSCO ("Sysco Trademarks"). The current list of Sysco Trademarks is attached to this Exhibit B and may be amended from time to time by SYSCO in its sole discretion as it develops new Sysco Trademarks and discontinues existing Sysco Trademarks.

Calculation and Payment:
------------------------

     SYSCO will pay a             *           allowance to ARAMARK based on
purchases of Sysco Brand Products. The allowance will be paid on a quarterly basis within the month following the end of the fiscal quarter in question and will be based on the following schedule with the first payment to be made in January 1999:

-----------------------------------------------------------------------------------------
                  Period                                   *   Allowance
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
9/1/98 through 12/31/98                                         * %
-----------------------------------------------------------------------------------------
1/1/99 through 6/30/99                                          * %
-----------------------------------------------------------------------------------------
7/1/99 though 9/1/2001                                          * %
-----------------------------------------------------------------------------------------

     In the event ARAMARK purchases of Sysco Brand Products reach      *  % of
ARAMARK's total purchases from SYSCO or the dollar amount stated in the
following matrix, SYSCO will pay the difference between the "      *
allowance" set forth above and the allowance determined from the following table on an annual basis. Payment of this allowance will be made within 60 days following the end of ARAMARK's fiscal year.
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

------------------------------------------------------------------------------------------
       Sysco Brand %                   Total Sysco                     Allowance
     Of Total Purchases              Brand Purchases
-------------------------------------------------------------------------------------------

40%                            $          *                          * %
41%                                       *                          * %
42%                                       *                          * %
43%                                       *                          * %
44%                                       *                          * %
45%                                       *                          * %
46%                                       *                          * %
47%                                       *                          * %
48%                                       *                          * %
49%                                       *                          * %
50%                                       *                          * %
------------------------------------------------------------------------------------------

     SYSCO reserves the right to adjust the dollar amounts in the table in the
event of an acquisition by ARAMARK of an operation with more than $    *
in annualized sales.
-------------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

-------------------------------------------------------------------------------------------------------------------
                                                 SYSCO CORPORATION
-------------------------------------------------------------------------------------------------------------------
BRANDS BEING TRACKED AS SYSCO
-------------------------------------------------------------------------------------------------------------------
BRAND                   DESCRIPTION          BRAND          DESCRIPTION          BRAND           DESCRIPTION
-------------------------------------------------------------------------------------------------------------------
AREZZIO          AREZZIO                    BBRL     BLOCK & BARREL RELIANCE    BBRLCLS   BLOCK & BARREL CLASSIC
-------------------------------------------------------------------------------------------------------------------
BBRLIMP          BLOCK & BARREL IMPERIAL    BBRLRTS  BLOCK & BARREL ROTISERIE   BBRLSHT   BLOCK  BARREL SMARTLINE
-------------------------------------------------------------------------------------------------------------------
BBRLSUP          BLOCK & BARREL SUPREME     BLK DIA  BLACK DIAMOND              CASASOL   CASA SOLANA
-------------------------------------------------------------------------------------------------------------------
CLASICO          CLASSICO                   CLS/MCC  CLASSIC/MC COMRICK         CLS/SCH   CLASSIC/SCHILLING
-------------------------------------------------------------------------------------------------------------------
COLCLSY          COOL & CLASSY              D/F CLS  DELI FARE CLASSIC          D/F IMP   DELI FARE IMPERIAL
-------------------------------------------------------------------------------------------------------------------
D/F REL          DELI FARE RELIANCE         D/F SUP  DELI FARE SUPREME          GOLDCST   GOLD COAST
-------------------------------------------------------------------------------------------------------------------
HSE REC          HOUSE RECIPE               HUNTGRN  HUNTERS GREEN (SED         IMP ANG   IMPERIAL ANGUS
-------------------------------------------------------------------------------------------------------------------
IMP/DYN          IMPERIAL DYNASTY           IMP SUP  IMPERIAL SUPREME           IMP/MCC   IMPERIAL/MC CORMICK
-------------------------------------------------------------------------------------------------------------------
IMP/SCH          IMPERIAL/SCHILLING         IMPRALE  IMPERIALE                  INTLCLS   SYSCO INTERNATIONAL CLS
-------------------------------------------------------------------------------------------------------------------
INTLIMP          SYSCO INTERNATIONAL IMPRL  INTLREL  SYSCO INTERNATIONAL REL    INTLSUP   SYSCO INTERNATIONAL SUPRM
-------------------------------------------------------------------------------------------------------------------
JADE MT          JADE MOUNTAIN              KEYSTNE  KEYSTONE (SYSCO CHECICAL)  LABELLA   PASTA LABELLA
-------------------------------------------------------------------------------------------------------------------
MNSTWOK          MEIN STREET WOK            MOZRT B  MOZART BLU WATER           MXF CLS   MEXICAN FARE CLASSIC
-------------------------------------------------------------------------------------------------------------------
MXF IMP          MEXICAN FARE IMPERIAL      MXF REL  MEXICAN FARE RELIANCE      MXF SUP   MEXICAN FARE SUPREME
-------------------------------------------------------------------------------------------------------------------
NWMNOWN          NEWMANS OWN                OPA CLS  OPPA CLASSIC               OPA IMP   OPPA IMPERIAL
-------------------------------------------------------------------------------------------------------------------
OPA REL          OPPA RELIANCE              REL/MCC  RELIANCE/MC CORMIC         SAHAR B   SAHARA BURST
-------------------------------------------------------------------------------------------------------------------
TEL              SEDOWICK & TELFORD (SED)   SERENE   SYSCO SERENE               SERENE 2  SYSCO SERENE 2
-------------------------------------------------------------------------------------------------------------------
                 SOF TOUCH                  SMRTBBL  SMARTLINE BLOCK & BARREL   SMRTCLS   SMARTLINE CLASSIC
-------------------------------------------------------------------------------------------------------------------
SMRTIMP          SMARTLINE IMPERIAL         SMRTLIN  SMARTLINE                  SMRTREL   SMARTLINE RELIANCE
-------------------------------------------------------------------------------------------------------------------
SMRTSUP          SMARTLINE SUPREME          SUP ANG  SUPREME ANGUS              SUPREMA   SUPREMA
-------------------------------------------------------------------------------------------------------------------
SYS CLS          SYSCO CLASSIC              SYS IMP  SYSCO IMPERIAL             SYS INT   SYSCO INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------
SYS MED          SYSCO MEDICAL              SYS NAT  SYSCO NATURAL              SYS OTT   SYSCO OTTINO
-------------------------------------------------------------------------------------------------------------------
SYS REL          SYSCO RELIANCE             SYS SUP  SYSCO SUPREME              SYSCO     SYSCO BRAND
-------------------------------------------------------------------------------------------------------------------
SYSWARE          SYSCO WARE                 WHLFARM  WHOLESOME FARMS
-------------------------------------------------------------------------------------------------------------------